EXHIBIT 10.26

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of March 12, 2003 (the “Amendment Date”), is among ENCORE MEDICAL CORPORATION, ENCORE MEDICAL GP, INC., ENCORE MEDICAL ASSET CORPORATION, ENCORE MEDICAL, L.P., and BANK OF AMERICA, NATIONAL ASSOCIATION (in its capacity as administrative agent under the Credit Agreement referenced below and as the sole Lender under the Credit Agreement referenced below).

RECITALS:

A.    The Borrowers, the Agent, and the Lenders have entered into that certain Credit Agreement dated as of February 8, 2002 (as amended by that certain Waiver and First Amendment to Credit Agreement dated as of May 7, 2002, that certain Second Amendment to Credit Agreement dated as of May 30, 2002, that certain Third Amendment to Credit Agreement dated as of August 9, 2002, and that certain Waiver Letter dated November 7, 2002, the “Credit Agreement”).

B.    The Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement as provided hereinbelow.

C.    Subject to satisfaction of the conditions set forth herein, the Lenders are willing to amend the Credit Agreement as specifically provided herein.

NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

Definitions

Section 1.1    Definitions.    Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

ARTICLE 2

Amendments

Section 2.1    Amendment to Section 7.23 of the Credit Agreement.    Effective as of December 30, 2002, Section 7.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 7.23    Minimum EBITDA.    The Borrowers shall not permit EBITDA, determined for the Parent and its Subsidiaries on a consolidated basis,

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for the preceding twelve (12) Fiscal Periods, to be less than the amounts specified for the applicable dates as follows:

Fiscal Quarter End	Minimum EBITDA
December 31, 2002	$12,200,000
The last day of the first Fiscal Quarter of the Fiscal Year ending December 31, 2003	$12,500,000
The last day of the second Fiscal Quarter of the Fiscal Year ending December 31, 2003	$12,800,000
The last day of the third Fiscal Quarter of the Fiscal Year ending December 31, 2003	$13,200,000
December 31, 2003	$13,800,000
The last day of the first Fiscal Quarter of the Fiscal Year ending December 31, 2004	$14,600,000
The last day of the second Fiscal Quarter of the Fiscal Year ending December 31, 2004	$15,200,000
The last day of the third Fiscal Quarter of the Fiscal Year ending December 31, 2004	$15,900,000
December 31, 2004 and the last day of each Fiscal Quarter ending thereafter	$16,600,000

Section 2.2    Amendment to Section 7.24 of the Credit Agreement.    Effective as of the Amendment Date, Section 7.24 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 7.24    Fixed Charge Coverage Ratio.    The Borrowers shall not permit the Fixed Charge Coverage Ratio, determined for the Parent and its Subsidiaries on a consolidated basis, as of the last day of any Fiscal Quarter, to be less than the amounts specified for the applicable dates as follows:

Fiscal Quarter End	Minimum Fixed Charge Coverage Ratio
The last day of the first, second, and third Fiscal Quarters of the Fiscal Year ending December 31, 2003	1.02 to 1.00
The last day of the fourth Fiscal Quarter of the Fiscal Year ending December 31, 2003, and the last day of each Fiscal Quarter ending thereafter	1.05 to 1.00

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Section 2.3    Amendment to Section 7.25 of the Credit Agreement.    Effective as of the Amendment Date, Section 7.25 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 7.25    Total Debt to EBITDA Ratio.    The Borrowers shall not permit the ratio of Total Debt to EBITDA, determined for the Parent and its Subsidiaries on a consolidated basis, as of the last day of any Fiscal Quarter, to be greater than the amounts specified for the applicable dates as follows:

Fiscal Quarter End	Ratio
The last day of the first and second Fiscal Quarters of the Fiscal Year ending December 31, 2003	3.50 to 1.00
The last day of the third Fiscal Quarter of the Fiscal Year ending December 31, 2003, and the last day of each Fiscal Quarter ending thereafter	3.25 to 1.00

Section 2.4    Amendment to Section 7.26 of the Credit Agreement.    Effective as of the Amendment Date, Section 7.26 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 7.26    Minimum EBITDA to Interest Ratio.    The Borrowers shall not permit the EBITDA to Interest Ratio, determined for the Parent and its Subsidiaries on a consolidated basis, as of the last day of any Fiscal Quarter, to be less than 2.50 to 1.00.

Section 2.5    Amendment to Definition of Applicable Margin in Annex A of the Credit Agreement.     Effective as of the Amendment Date, the table set forth in the definition of “Applicable Margin” set forth in Annex A of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

Total Debt to EBITDA	Base Rate Revolving Loans	LIBOR Rate Revolving Loans	Base Rate Term A Loans	LIBOR Rate Term A Loans	Base Rate Term B Loans	LIBOR Rate Term B Loans	Unused Line Fee Percentage
Greater than or equal to 3.00 to 1.00	1.50%	3.00%	2.00%	3.50%	2.25%	3.75%	0.75%
Less than 3.00 to 1.00 but greater than or equal to 2.75 to 1.00	1.25%	2.75%	2.00%	3.50%	2.25%	3.75%	0.75%
Less than 2.75 to 1.00 but greater than or equal to 2.50 to 1.00	1.00%	2.50%	2.00%	3.50%	2.25%	3.75%	0.75%
Less than 2.50 to 1.00	0.75%	2.25%	2.00%	3.50%	2.25%	3.75%	0.75%

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Section 2.6    Amendment to Definition of Restricted Investments in Annex A of the Credit Agreement. Effective as of the Amendment Date, clause (j) of the definition of “Restricted Investments” set forth in Annex A of the Credit Agreement is hereby amended by replacing the dollar amount “$1,250,000” set forth therein with the dollar amount “$2,250,000”.

ARTICLE 3

Conditions

Section 3.1    Conditions Precedent. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)    the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(b)    evidence that CapitalSource Finance LLC has amended the terms of the Capital Source Subordinated Debt Agreement in form and substance satisfactory to the Agent;

(c)    no Default or Event of Default shall be in existence;

(d)    the Borrowers and the Lenders shall have delivered to the Agent an executed original copy of this Amendment and each other agreement, document, or instrument reasonably requested by the Agent in connection with this Amendment;

(e)    the Borrowers shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent arising in connection with the Credit Agreement or this Amendment, including, without limitation, the reasonable fees, costs, and expenses of the Agent’s legal counsel, Jenkens & Gilchrist, a Professional Corporation;

(f)    in consideration of the amendments contained herein, the Borrowers shall have paid to the Agent on the Amendment Date, for the ratable benefit of the Lenders, a fee in an amount equal to $70,000; and

(g)    all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to (i) the Agent, (ii) the Lenders, and (iii) the Agent’s legal counsel, Jenkens & Gilchrist, a Professional Corporation.

ARTICLE 4

Ratifications, Representations and Warranties

Section 4.1    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement

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and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

Section 4.2    Representations and Warranties.    Each of the Borrowers hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of each Borrower and will not violate the articles of incorporation or bylaws of any Borrower, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date), (c) no Default or Event of Default has occurred and is continuing, and (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents.

ARTICLE 5

Miscellaneous

Section 5.1    Survival of Representations and Warranties.    All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.

Section 5.2    Reference to Credit Agreement.    Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Section 5.3    Severability.    Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.4    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

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Section 5.5    Successors and Assigns.    This Amendment is binding upon and shall inure to the benefit of the Borrowers, the Agent, and the Lenders and their respective successors and assigns, except no Borrower may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

Section 5.6    Counterparts.    This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 5.7    Effect of Amendment.    No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by any Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. Each of the Borrowers (individually, a “subject Borrower”) hereby (a) consents to the execution and delivery of this Amendment by the other Borrowers, (b) agrees that this Amendment shall not limit or diminish the obligations of the subject Borrower under its certain Loan Documents delivered in connection with the Credit Agreement, executed or joined in by the subject Borrower and delivered to the Agent, (c) reaffirms the subject Borrower’s obligations under each of such Loan Documents, and (d) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

Section 5.8    Headings.    The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.9    Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

BORROWERS:

ENCORE MEDICAL CORPORATION

By:	/S/ Harry Zimmerman
Name: Harry Zimmerman Title: Executive Vice President—General Counsel

ENCORE MEDICAL GP, INC.

By:	/S/ Harry Zimmerman
Name: Harry Zimmerman Title: Executive Vice President—General Counsel

ENCORE MEDICAL ASSET CORPORATION

By:	/S/ Harry Zimmerman
Name: Harry Zimmerman Title: Executive Vice President—General Counsel

ENCORE MEDICAL, L.P.

By:	Encore Medical GP, Inc., its sole General Partner

By:	/S/ Harry Zimmerman
Name: Harry Zimmerman Title: Executive Vice President—General Counsel

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AGENT:

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/S/ Stephen King
Name: Stephen King Title: Vice President

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LENDERS:

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/S/ Stephen King
Name: Stephen King Title: Vice President

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